CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, J. David Brow, Secretary, Treasurer and director of The Electric Network.com, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the quarterly report on Form 10-QSB of The Electric Network.com, Inc. for the three month period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Electric Network.com, Inc.

Dated: May 16, 2005

/s/ J. David Brow

J. David Brow

Secretary, Treasurer and Director

(Principal Financial Officer and Principal Accounting Officer)